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                                                                   EXHIBIT 10.24

                               FIRST AMENDMENT TO
                                  iMALL, INC.
                             1997 STOCK OPTION PLAN

     THIS FIRST AMENDMENT TO iMALL, INC. 1997 STOCK OPTION PLAN (the "First Amendment"), dated as of December 31, 1998, is made and adopted by iMALL, Inc., a Nevada corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

     WHEREAS, effective as of January 31, 1997, the Company adopted the iMALL, Inc. 1997 Stock Option Plan (as amended from time to time, the "Plan") for the benefit of its directors, officers, key employees and consultants.

     WHEREAS, the Board of Directors of the Company reserved the right to amend the Plan pursuant to Section 8 thereof.

     WHEREAS, this First Amendment was duly adopted by a resolution of the Board of Directors of the Company dated as of December 15, 1998.

     WHEREAS, this First Amendment was approved by the stockholders of the Company on December 31, 1998.

     WHEREAS, this First Amendment shall give effect to any stock splits, reverse stock splits and like transactions to the date hereof.


     NOW THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

     1. Section 4(a) of the Plan is hereby amended and restated in its entirety as follows:

     The maximum number of Shares that may be issued or transferred pursuant to Options is 3,250,000 (or the number and kind of share of stock or other securities which are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or party out of each, such number of Shares as shall be determined by the Board.

     2. This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

     3.  This First Amendment shall be effective as of December 31, 1998.

     4. Except as set forth herein, the Plan shall remain in full force and effect.


                           [SIGNATURE PAGE TO FOLLOW]
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          IN WITNESS WHEREOF, the Company has caused this amendment to the Plan to be executed by its duly authorized officer as of December 31, 1998.


                                    iMALL, INC.



                                    By:  /s/ Anthony Mazzarella
                                    Name:  Anthony P. Mazzarella
                                    Title: Executive
                                           Vice President and Chief
                                           Financial Officer